Exhibit 10.2
Execution Version

AMENDMENT NO. 6 TO CREDIT AGREEMENT
AMENDMENT NO. 6 TO CREDIT AGREEMENT, dated as of December 16, 2013 (“Amendment No. 6”), by and among TRANSUNION CORP., a Delaware corporation (“Holdings”), TRANS UNION LLC, a Delaware limited liability company (the “Borrower”), the Guarantors, DEUTSCHE BANK SECURITIES INC. (“DBSI”), as lead arranger (in such capacity, the “Lead Arranger”), DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as administrative agent (in such capacity, the “Administrative Agent”), as collateral agent (in such capacity, the “Collateral Agent”) and each of the lenders party hereto with a Second Incremental Term Loan Commitment (as defined below) (each, a “Second Incremental Term Lender” and, collectively, the “Second Incremental Term Lenders”).
WITNESSETH:
WHEREAS, Holdings, the Borrower, the Administrative Agent, the Guarantors and each Lender party thereto entered into Amendment No. 1 to Credit Agreement, dated as of February 10, 2011, which amended and restated the Credit Agreement, dated as of June 15, 2010, by and among Holdings, the Borrower, the Administrative Agent and the lenders from time to time party thereto (the “Lenders”) (as amended, amended and restated, supplemented or otherwise modified through, but not including, the date hereof, including pursuant to Amendment No. 2, dated as of February 27, 2012, Amendment No. 3, dated as of April 17, 2012, Amendment No. 4, dated as of February 5, 2013 and Amendment No. 5, dated as of November 22, 2013, collectively, the “Credit Agreement”) (capitalized terms not otherwise defined in this Amendment No. 6 have the same meanings as specified in the Credit Agreement);
WHEREAS, pursuant to and in accordance with Section 2.14 of the Credit Agreement, the Borrower has notified the Administrative Agent of its request for commitments (each, a “Second Incremental Term Loan Commitment”) to provide Incremental Term Loans in an aggregate principal amount of up to $145,000,000 on the terms set forth in this Amendment No. 6 to be used for any purpose not prohibited by the Credit Agreement;
WHEREAS, subject to the terms and conditions set forth in Section 2.14 of the Credit Agreement and Section 2 hereto, each Second Incremental Term Lender hereby severally agrees to provide a Second Incremental Term Loan Commitment in the amount set forth opposite its name on Exhibit I attached hereto; and
WHEREAS, the Borrower has appointed DBSI, and DBSI has agreed, to act as lead arranger and book running manager with respect to this Amendment No. 6 and the Second Incremental Term Loans provided for hereunder; and
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Terms of the Second Incremental Term Loans and Related Amendments to the Credit Agreement.

NEWYORK 9057732 (2K)

(a)     (i)    Each Second Incremental Term Lender, the Borrower and the Administrative Agent acknowledge and agree that the Second Incremental Term Loan Commitments provided pursuant to this Amendment No. 6 shall constitute Term Commitments of such Second Incremental Term Lenders under the Credit Agreement.
(ii) Subject to the satisfaction of the conditions set forth in Section 2 hereof, on the Amendment No. 6 Effective Date, each Second Incremental Term Lender party hereto shall make a loan in respect of its Second Incremental Term Loan Commitment (collectively, “Second Incremental Term Loans”) to the Borrower, which shall be added to and constitute a part of the Class of existing Term Loans under the Credit Agreement prior to giving effect to this Amendment No. 6 (the “Existing Term Loans”).
(iii) On the Amendment No. 6 Effective Date, the Borrower shall pay in cash all interest accrued on the Existing Term Loans through the Amendment No. 6 Effective Date. Notwithstanding anything to the contrary contained elsewhere in the Credit Agreement, (a) each Borrowing of Existing Term Loans maintained as LIBOR Loans (each, an “Existing Term Loan Borrowing”) shall, upon the occurrence of the Amendment No. 6 Effective Date, continue to remain outstanding and (b) the Second Incremental Term Loans shall be initially incurred pursuant to a single Borrowing of LIBOR Loans which shall be added to (and thereafter be deemed to constitute a part of) each then outstanding Existing Term Loan Borrowing on a pro rata basis, with such new Borrowing to be subject to (x) the same Interest Period applicable to each Existing Term Loan Borrowing to which it is so added and (y) the same LIBOR Rate applicable to the Existing Term Loan Borrowing to which it is so added.
(iv) The Applicable Margin applicable to the Second Incremental Term Loans shall be the same as currently provided to be applicable to the Existing Term Loans.
(v) The Second Incremental Term Loans shall (a) rank pari passu in right of payment and pari passu in right of security with the Revolving Credit Loans and the Existing Term Loans and (b) be treated the same in all respects as the Existing Term Loans except as otherwise set forth herein.
(vi) Notwithstanding anything to the contrary contained in the Credit Agreement, all proceeds of the Second Incremental Term Loans will be used for general corporate purposes, including (a) to fund the acquisition by TransUnion Risk and Alternative Data Solutions, Inc., a Delaware corporation and wholly-owned Restricted Subsidiary of Holdings (“TRADS”), of all or substantially all of the assets of TLO, LLC, a limited liability company organized under the laws of the state of Florida (“TLO”), and (b) the payment of fees and expenses in connection therewith.
(b) Subject to the satisfaction (or waiver) of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(i) Section 1.01 of the Credit Agreement is amended by adding in the appropriate alphabetical order the following new definitions:
“Amendment No. 6” means Amendment No. 6 to this Agreement, dated as of December 16, 2013, among Holdings, the Borrower, the other Loan Parties, DBTCA, as the Administrative Agent and the Second Incremental Term Lenders party thereto.
“Amendment No. 6 Effective Date” means December 16, 2013 or, if different, the date of the effectiveness of Amendment No. 6 in accordance with Section 2 thereof.

NEWYORK 9057732 (2K)

“Existing Term Loan” has the meaning set forth in Amendment No. 6.

“Existing Term Loan Borrowing” has the meaning set forth in Amendment No. 6.

“Second Incremental Term Loans” means the Incremental Term Loans in an aggregate principal amount of $145,000,000 provided to the Borrower on the Amendment No. 6 Effective Date pursuant to the terms of Amendment No. 6.
“Second Incremental Term Loan Commitment” means, for each Second Incremental Term Lender, the amount set forth opposite its name on Exhibit I of Amendment No. 6.

“Second Incremental Term Lender” means each Lender or Additional Lender party to Amendment No. 6.

(ii) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the last sentence of the definition of “Class”:

“For the avoidance of doubt, and notwithstanding clause (c) above, the 2013 Replacement Term Loans, First Incremental Term Loans and Second Incremental Term Loans shall be considered the same Class of Term Loans and constitute Term Loans in all respects under the Credit Agreement, as amended by Amendment No. 6.”

(iii) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Term Commitment” in its entirety as follows:

“Term Commitment” means (i) as to each Term Lender on the Closing Date, its obligation to make a Term Loan to the Borrower pursuant to Section 2.01(a) in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01A under the caption “Term Commitment” or in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including Section 2.14), (ii) with respect to each Lender on the Amendment No. 4 Effective Date, the commitment of such Lender to make 2013 Replacement Term Loans as provided in Section 1 of Amendment No. 4 of such Lender as such amount may be adjusted from time to time in accordance with this Agreement (including Section 2.14), (iii) with respect to each First Incremental Term Lender on the Amendment No. 5 Effective Date, its respective First Incremental Term Loan Commitment and (iv) with respect to each Second Incremental Term Lender on the Amendment No. 6 Effective Date, its respective Second Incremental Term Loan Commitment. The initial aggregate amount of the Term Commitments on the Closing Date was $950,000,000. The aggregate amount of the Lenders’ Term Commitments on the Amendment No. 4 Effective Date (immediately prior to the incurrence of the 2013 Replacement Term Loans on such date) is $923,375,000. The aggregate amount of Term Commitments as of the Amendment No. 5 Effective Date is $65,000,000. The aggregate amount of Term Commitments as of the Amendment No. 6 Effective Date is $145,000,000.

(iv) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Term Loan” in its entirety as follows:

NEWYORK 9057732 (2K)

“Term Loan” means (a) prior to the Amendment No. 6 Effective Date and the making of the Second Incremental Term Loans pursuant to Amendment No. 6, all Term Loans made pursuant to Amendment No. 5 and Amendment No. 4, and (b) on and after the Amendment No. 6 Effective Date upon the making of the Second Incremental Term Loans pursuant to Amendment No. 6, a 2013 Replacement Term Loan made pursuant to Amendment No. 4 and Section 10.01 of the Credit Agreement, a First Incremental Term Loan made pursuant to Amendment No. 5 and Section 2.14 of the Credit Agreement and a Second Incremental Term Loan made pursuant to Amendment No. 6 and Section 2.14 of the Credit Agreement.
(v) Section 2.01(a) of the Credit Agreement is hereby amended by inserting the following text immediately following the third sentence thereof:
“On the Amendment No. 6 Effective Date, each Lender with a Second Incremental Term Loan Commitment severally agrees to make to the Borrower a Second Incremental Term Loan denominated in Dollars in a principal amount equal to such Lender’s Second Incremental Term Loan Commitment in accordance with the terms and conditions of Amendment No. 6.”
(vi) Section 2.06(b) of the Credit Agreement is hereby amended by inserting the following text immediately following the third sentence thereof:

“The Second Incremental Term Loan Commitment of each Second Incremental Term Lender shall automatically terminate in its entirety on the Amendment No. 6 Effective Date (after giving effect to the incurrence of the Second Incremental Term Loans on such date).”

(vii) Clause (i) of the first sentence of Section 2.07(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i)  on the last Business Day of each March, June, September and December, commencing with the first full quarter after the Amendment No. 1 Effective Date, an aggregate amount equal to 0.25% of the sum of (x) the aggregate principal amount of all Term Loans outstanding on the Amendment No. 1 Effective Date, (y) the aggregate principal amount of First Incremental Term Loans outstanding on the Amendment No. 5 Effective Date and (z) the aggregate principal amount of Second Incremental Term Loans outstanding on the Amendment No. 6 Effective Date (after giving effect thereto) (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) (such payments, “Scheduled Repayments”)”.
(viii) The first sentence of Section 7.10 of the Credit Agreement is hereby amended and restated to read as follows:
“The proceeds of the Second Incremental Term Loans incurred pursuant to Amendment No. 6 shall be used for general corporate purposes, including (a) to fund the acquisition by TransUnion Risk and Alternative Data Solutions, Inc., a Delaware corporation and wholly-owned Restricted Subsidiary of Holdings, of all or substantially all of the assets TLO, LLC, a limited liability company organized under the laws of the state of Florida, and (b) the payment of fees and expenses in connection therewith.”

NEWYORK 9057732 (2K)

SECTION 2. Conditions of Effectiveness of the Second Incremental Term Loans and Related Amendments to the Credit Agreement. The Second Incremental Term Loans and Related Amendments to the Credit Agreement, as set forth in Section 1 hereof, shall become effective as to each signatory hereto as of the first date (the “Amendment No. 6 Effective Date”) on which the following conditions shall have been satisfied (or waived):
(a) Holdings, the Borrower, the Administrative Agent and the Second Incremental Term Lenders, shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission or electronic transmission) the same to the Administrative Agent;
(b) the Borrower shall have paid, by wire transfer of immediately available funds, (i) all fees and reasonable out-of-pocket expenses (including the reasonable fees and expenses of White & Case LLP) to the extent invoiced at least three days prior to the Amendment No. 6 Effective Date, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment No. 6 and required to be paid in connection with this Amendment No. 6 pursuant to Section 10.04 of the Credit Agreement and any fee letter between the Borrower and the Administrative Agent and (ii) to the Administrative Agent, for the ratable account of each Lender existing immediately prior to the Amendment No. 6 Effective Date, all accrued but unpaid interest on the Existing Term Loans through the Amendment No. 6 Effective Date;
(c) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, certifying that the conditions precedent set forth in Section 4.01 of the Credit Agreement shall have been satisfied (or waived) on and as of the Amendment No. 6 Effective Date;
(d) the Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority, and (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Amendment No. 6 Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Amendment No. 6 Effective Date or that the by-laws or operating (or limited liability company) agreement of such Loan Party have not been modified, rescinded or amended since the Amendment No. 5 Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of Amendment No. 6 and, if applicable, the Guarantor Consent and Reaffirmation, in each case, to which such Person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or organization of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing Amendment No. 6 on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above;
(e) the Administrative Agent shall have received a certificate, dated the Amendment No. 6 Effective Date and signed by a financial officer of the Borrower, certifying that Holdings and its Subsidiaries and the Borrower and its Subsidiaries, in each case on a consolidated basis after giving effect to the Replacement Term Loan Amendment on the Amendment No. 6 Effective Date, are Solvent as of the Amendment No. 6 Effective Date;

NEWYORK 9057732 (2K)

(f) the Administrative Agent shall have received a Guarantor Consent and Reaffirmation, substantially in the form attached hereto as Annex A, duly executed and delivered by each Guarantor (the terms of which are hereby incorporated by reference herein);
(g) the Administrative Agent shall have received from (i) Simpson Thacher & Bartlett LLP, special counsel to the Loan Parties, (ii) from Baker & Hostetler LLP, counsel for the Loan Parties organized under the laws of the state of Colorado, (iii) Nelson Mullins Riley & Scarborough LLP, counsel for the Loan Parties organized under the laws of the state of Georgia and (iv) Arnold Gallagher Percell Roberts & Potter, PC, counsel for the Loan Parties organized under the laws of the state of Oregon, in each case, an opinion addressed to the Administrative Agent, the Collateral Agent and the Term Lenders and dated the Amendment No. 6 Effective Date, which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent;
(h) the proceeds of the Term Loans incurred pursuant to Amendment No. 6 shall be used on the Amendment No. 6 Effective Date for general corporate purposes, including (i) to fund the acquisition by TRADS of all or substantially all of the assets of TLO and (ii) the payment of fees and expenses in connection therewith; and
(i) prior to or substantially simultaneously with the Amendment No. 6 Effective Date, the acquisition by TRADS of all or substantially all of the assets of TLO shall be consummated.
SECTION 3. Representations and Warranties. Holdings, the Borrower and each of the other Loan Parties represent and warrant as follows as of the date hereof:
(a) The execution, delivery and performance by each Loan Party party hereto of this Amendment No. 6 are within such Loan Party’s corporate or other powers and have been duly authorized by all necessary corporate or other organizational action. Neither the execution, delivery nor performance by each Loan Party party hereto of this Amendment No. 6 will (i) contravene the terms of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under (x) any Contractual Obligation to which such Person is a party or by which it or any of its properties of such Person or any of its Restricted Subsidiaries is bound or by which it may be subject or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any applicable material Law, in each case, except to the extent that any such violation, conflict, breach, contravention or payment could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b) This Amendment No. 6 has been duly executed and delivered by each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of each Loan Party that is a party hereto or thereto, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.
(c) Upon the effectiveness of this Amendment No. 6 and both before and immediately after giving effect to this Amendment No. 6 and the making of the Second Incremental Term Loans as contemplated herein and the use of the proceeds thereof, no Default or Event of Default exists.

(d) Each of the representations and warranties of Holdings, the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document immediately before and after giving effect to each and all parts of this Amendment No. 6 is true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date.

NEWYORK 9057732 (2K)

(e) The Second Incremental Term Loans have been incurred in compliance with the requirements of Section 2.14 of the Credit Agreement.
SECTION 4. Post-Effectiveness Obligations.
Within sixty (60) days after the Amendment No. 6 Effective Date, unless waived or extended in writing by the Administrative Agent in its reasonable discretion, with respect to the Mortgaged Property, the Borrower shall deliver or shall cause the applicable Loan Party to deliver, to the Administrative Agent, on behalf of the Secured Parties, the following:

(i) with respect to the existing Mortgage, a date down endorsement to the existing Mortgage Policy which shall be in form and substance customary in the state in which the property is located, shall be reasonably satisfactory to the Administrative Agent and reasonably assures the Administrative Agent as of the date of such endorsement that that the Property (as defined in the existing Mortgage) subject to the Lien of the existing Mortgage is free and clear of all Liens other than Permitted Liens;

(ii) with respect to the Mortgaged Property, such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the date down endorsement to the Mortgage Policy contemplated in subparagraph (i) of this Section 4 and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes, recording fees and related charges required for the issuance of such endorsement to the Mortgage Policy and the recording of the Mortgage Amendment (as defined below);
(iii) an executed amendment to the existing Mortgage (the “Mortgage Amendment” and the existing Mortgage, as amended by such Mortgage Amendment, if any, a “Mortgage”), in form and substance reasonably acceptable to the Administrative Agent, together with evidence of completion (or satisfactory arrangements for the completion) of all recordings and filings of the Mortgage Amendment as may be necessary to protect and preserve the Lien of the Mortgage; and
(iv) an opinion addressed to the Administrative Agent and the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent, from local counsel in the jurisdiction in which the Mortgaged Property is located.
SECTION 5. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the Amendment No. 6 Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 6, and (ii) each Second Incremental Term Lender shall constitute a “Lender” as defined in the Credit Agreement.
(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment No. 6, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment No. 6.
(c) The execution, delivery and effectiveness of this Amendment No. 6 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment No. 6, this Amendment No. 6 shall for all purposes constitute a Loan Document.

NEWYORK 9057732 (2K)

SECTION 6. Execution in Counterparts. This Amendment No. 6 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment No. 6 shall be effective as delivery of an original executed counterpart of this Amendment No. 6.

SECTION 7. Governing Law. This Amendment No. 6 shall be governed by, and construed in accordance with, the laws of the State of New York.
[The remainder of this page is intentionally left blank.]

NEWYORK 9057732 (2K)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be executed by their respective officers thereunto duly authorized, as of the date first above written.
TRANSUNION CORP.

By: /s/ SAMUEL A. HAMOOD
Name: Samuel A Hamood
Title: Executive Vice President and
Chief Financial Officer
TRANS UNION LLC
By: /s/ SAMUEL A. HAMOOD
Name: Samuel A Hamood
Title: Executive Vice President and
Chief Financial Officer

NEWYORK 9057732 (2K)

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and Second Incremental Term Lender

By:    /s/ PETER CUCCHIARA_____
Name: Peter Cucchiara
Title: Vice President

By:    /s/ KIRK L. TASHJIAN
Name: Kirk L. Tashjian
Title: Vice President
DEUTSCHE BANK SECURITIES INC., as Lead Arranger

By:    /s/ JACKSON MERCHANT_____
Name: Jackson Merchant
Title: Director

By:    /s/ CHASE ARNOLD
Name: Chase Arnold
Title: Director

NEWYORK 9057732 (2K)

ANNEX A
GUARANTOR CONSENT AND REAFFIRMATION
December 16, 2013
Reference is made to the Credit Agreement dated as of June 15, 2010, among TRANSUNION CORP., a Delaware corporation (“Holdings”), TRANS UNION LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party thereto from time to time, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and Collateral Agent, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), as amended and restated pursuant to Amendment No. 1, dated as of February 10, 2011, as further amended pursuant to Amendment No. 2, dated as of February 27, 2012, Amendment No. 3, dated as of April 17, 2012, Amendment No. 4, dated as of February 5, 2013, Amendment No. 5, dated as of November 22, 2013 and Amendment No. 6, dated as of December 16, 2013 (collectively, the “Credit Agreement”). Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in the Credit Agreement.
Each Guarantor hereby consents to the execution, delivery and performance of Amendment No. 6, including the making of the Second Incremental Term Loans contemplated thereby, and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Amendment No. 6 Effective Date, be deemed to be a reference to the Credit Agreement as amended by Amendment No. 6.
Each Guarantor hereby acknowledges and agrees that, after giving effect to Amendment No. 6, all of its respective Obligations under the Loan Documents to which it is a party, as such Obligations have been amended by Amendment No. 6, are reaffirmed, and remain in full force and effect.
After giving effect to Amendment No. 6, each Guarantor reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by Amendment No. 6, and shall continue to secure the Secured Obligations (after giving effect to Amendment No. 6), in each case, on and subject to the terms and conditions set forth in the Credit Agreement, as amended by Amendment No. 6, and the other Loan Documents.
Nothing in this Consent shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents.
This Consent is a Loan Document and shall be governed by, and construed and interpreted in accordance with, the law of the state of New York.

NEWYORK 9057732 (2K)

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the date first set forth above.

TRANSUNION CORP.
By:______________________________

Name:

Title:
TRANSUNION INTERACTIVE, INC.
By:______________________________

Name:

Title:
TRANSUNION RENTAL SCREENING SOLUTIONS, INC.
By:______________________________

Name:

Title:
VISIONARY SYSTEMS, INC.
By:______________________________

NEWYORK 9057732 (2K)

Name:

Title:
TRANSUNION TELEDATA LLC
By:______________________________

Name:

Title:
TRANSUNION HEALTHCARE LLC
By:______________________________

Name:

Title:
DIVERSIFIED DATA DEVELOPMENT CORPORATION
By:______________________________

Name:

Title:
TRANSUNION FINANCING CORPORATION

NEWYORK 9057732 (2K)

By:______________________________

Name:

Title:
FINANCIAL HEALTHCARE SYSTEMS, LLC
By:______________________________

Name:

Title:
E-SCAN DATA SYSTEMS, INC.
By:______________________________

Name:

Title:
TRANSUNION RISK AND ALTERNATIVE DATA SOLUTIONS, INC.
By:______________________________

Name:

Title:

NEWYORK 9057732 (2K)

EXHIBIT I
SECOND INCREMENTAL TERM LOAN COMMITMENTS

Deutsche Bank Trust Company Americas	$145,000,000

NEWYORK 9057732 (2K)